BARBARA K. CEGAVSKE

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Filed in the office of	Document Number
/s/ Barbara K. Cegavske	xxxxx
Barbara K. Cegavske	Filing Date and Time xxxxx
Secretary of State	Entity Number
State of Nevada	xxxxxxxxxxx

Articles of Merger
(PURSUANT TO NRS 92A.200)

Articles of Merger

(Pursuant to NRS Chapter 92A)

1. Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

US-China Biomedical Technology, Inc.

Name of merging entity

Nevada                                    Corporation

Jurisdiction                              Entity type

and,

Cloud Security Corporation

Name of surviving entity

Nevada                                    Corporation

Jurisdiction                              Entity type

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Articles of Merger
(PURSUANT TO NRS 92A.200)

2. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

3. Choose one:

☐  The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4. Owner’s approval (NRS 92A.200)

(a) Owner’s approval was not required from

US-China Biomedical Technology, Inc.

Name of merging entity, if applicable

and, or;

Cloud Security Corporation

Name of surviving entity, if applicable

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Articles of Merger
(PURSUANT TO NRS 92A.200)

(b) The plan was approved by the required consent of the owners of *:

_____________________________________________________

Name of merging entity, if applicable

_____________________________________________________

Name of merging entity, if applicable

_____________________________________________________

Name of merging entity, if applicable

_____________________________________________________

Name of merging entity, if applicable

and, or;

_____________________________________________________

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

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Articles of Merger
(PURSUANT TO NRS 92A.200)

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

_____________________________________________________

Name of merging entity, if applicable

_____________________________________________________

Name of merging entity, if applicable

_____________________________________________________

Name of merging entity, if applicable

_____________________________________________________

Name of merging entity, if applicable

and, or;

_____________________________________________________

Name of surviving entity, if applicable

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Articles of Merger
(PURSUANT TO NRS 92A.200)

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available (NRS 92A.200)*:

Article 1 - Name of Corporation

US-China Biomedical Technology, Inc.

6) Location of Plan of Merger (check a or b):

☐  (a) The entire plan of merger is attached;

or,

☒  (b) the entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing:      Date:                          Time:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

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Articles of Merger
(PURSUANT TO NRS 92A.200)

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no manager; A trustee of each Nevada business trust (NRS 92A.230)*

☐  If there are more than four merging entities, check box and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity from article eight.

US-China Biomedical Technology, Inc.

Name of merging entity

/s/ Qingxi Huang                                President                          1/18/18

Signature                                             Title                                    Date

and,

Cloud Security Corporation

Name of surviving entity

/s/ Qingxi Huang                                President                          1/18/18

Signature                                             Title                                    Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

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